Exhibit 10.2

AUTODESK, INC.

EMPLOYEE QUALIFIED STOCK PURCHASE PLAN

SUBSCRIPTION AGREEMENT

Original Application	Date:
Change in Payroll Deduction Rate
Change of Beneficiary(ies)

1.	hereby elects to participate in the Autodesk, Inc. Employee Qualified Stock Purchase Plan (the “Stock Purchase Plan”) and subscribes to purchase shares of the Company’s Common Stock, without par value, in accordance with this Subscription Agreement and the Stock Purchase Plan.

2.	I hereby authorize payroll deductions from each paycheck in the amount of % (maximum 15%) of my Compensation on each payday during the Offering Period in accordance with the Stock Purchase Plan. Such deductions are to continue for succeeding Offering Periods until I give written instructions for a change in or termination of such deductions.

3.	I understand that said payroll deductions shall be accumulated for the purchase of shares of Common Stock, without par value, at the applicable purchase price determined in accordance with the Stock Purchase Plan. I further understand that, except as otherwise set forth in the Stock Purchase Plan, shares will be purchased for me automatically on each Exercise Date of the offering period unless I otherwise withdraw from the Stock Purchase Plan by giving written notice to the Company for such purpose.

4.	I have received a copy of the complete “Autodesk, Inc. Employee Qualified Stock Purchase Plan.” I understand that my participation in the Stock Purchase Plan is in all respects subject to the terms of the Plan. I have been provided with a prospectus describing the Stock Purchase Plan. I understand that I may withdraw from the Stock Purchase Plan and have payroll deductions refunded (without interest) on the next payroll date following notice of withdrawal at any time during the Offering Period.

5.	Shares purchased for me under the Stock Purchase Plan should be issued in the name(s) of:

______________________________________________________________________________________________________.

6.

I understand that if I dispose of any shares received by me pursuant to the Stock Purchase Plan within 2 years after the Offering Date (the first day of the offering period during which I purchased such shares) or within one year after the date on which such shares were transferred to me, I will be treated for federal income tax purposes as having received ordinary income at the time of such disposition in an amount equal to the excess of the fair market value of the shares at the time such shares were transferred to me over the price which I paid for the shares, and that I may be required to provide income tax withholding on that amount. I hereby agree to notify the Company in writing within 30 days after the date of any such disposition. However, if I dispose of such shares at any time after the expiration of the two-year and one-year holding periods, I understand that I will be treated for federal income tax purposes as having received income only at the time of such disposition, and that such income will be treated as ordinary income only to the extent of an amount equal to the lesser of (1) the excess of the fair market value of the shares at the time of such disposition over the purchase price which I paid for the shares under the option, or (2) the excess of the fair market value of the shares over the option price, measured as if the option had been exercised on the Offering Date. The remainder of the gain or loss, if any, recognized on such disposition will be treated as capital gain or loss. The federal income tax treatment of ordinary income and capital gain and loss is described in the Company’s prospectus relating to the Stock Purchase Plan.

7.	I hereby agree to be bound by the terms of the Stock Purchase Plan. The effectiveness of this Subscription Agreement is dependent upon my eligibility to participate in the Stock Purchase Plan.

8.	In the event of my death, I hereby designate the following as my beneficiary(ies) to receive all payments and shares due me under the Stock Purchase Plan:

NAME: (Please print) ____________________________________________________________________________________
	(First)	(Middle)	(Last)
___________________________________________		_____________________________________
Relationship		_____________________________________
(Address)
NAME: (Please print) ____________________________________________________________________________________
	(First)	(Middle)	(Last)
___________________________________________		_____________________________________
Relationship		_____________________________________
(Address)
Employee’s Social
Security Number: _____________________________________

Employee’s Address:**	___________________________________________

___________________________________________

___________________________________________

I UNDERSTAND THAT THIS SUBSCRIPTION AGREEMENT SHALL REMAIN IN EFFECT THROUGHOUT SUCCESSIVE OFFERING PERIODS UNLESS TERMINATED BY ME.

Dated:	_______________________________
Signature of Employee

**	It is the participant's responsibility to notify the Company's stock administrator in the event of a change of address.

AUTODESK, INC.

EMPLOYEE QUALIFIED STOCK PURCHASE PLAN

SUBSCRIPTION AGREEMENT

Original Application	Date:
Reduction in Payroll Deduction Rate
Change of Beneficiary(ies)

1.	hereby elects to participate in the Autodesk, Inc. Employee Qualified Stock Purchase Plan (the “Stock Purchase Plan”) and subscribes to purchase shares of the Company’s Common Stock, par value $0.01 per share, in accordance with this Subscription Agreement and the Stock Purchase Plan.

2.	I hereby authorize payroll deductions from each paycheck in the amount of % (maximum 15%) of my Compensation on each payday during the Offering Period in accordance with the Stock Purchase Plan. Such deductions are to continue for succeeding Offering Periods until I give written instructions for a reduction in or termination of such deductions. I understand and acknowledge that since I am a participant in an Offering Period that begins on or after April 1, 2005, I may not increase my deductions during the term of such Offering Period.

3.	I understand that said payroll deductions shall be accumulated for the purchase of shares of Common Stock, par value $0.01 per share, at the applicable purchase price determined in accordance with the Stock Purchase Plan. I further understand that, except as otherwise set forth in the Stock Purchase Plan, shares will be purchased for me automatically on each Exercise Date of the offering period unless I otherwise withdraw from the Stock Purchase Plan by giving written notice to the Company for such purpose.

4.	I have received a copy of the complete “Autodesk, Inc. Employee Qualified Stock Purchase Plan.” I understand that my participation in the Stock Purchase Plan is in all respects subject to the terms of the Plan. I have been provided with a prospectus describing the Stock Purchase Plan. I understand that I may withdraw from the Stock Purchase Plan and have payroll deductions refunded (without interest) on the next payroll date following notice of withdrawal at any time during the Offering Period.

5.	Shares purchased for me under the Stock Purchase Plan should be issued in the name(s) of:

______________________________________________________________________________________________________.

6.	I understand that if I dispose of any shares received by me pursuant to the Stock Purchase Plan within 2 years after the Offering Date (the first day of the offering period during which I purchased such shares) or within one year after the date on which such shares were transferred to me, I will be treated for federal income tax purposes as having received ordinary income at the time of such disposition in an amount equal to the excess of the fair market value of the shares at the time such shares were transferred to me over the price which I paid for the shares, and that I may be required to provide income tax withholding on that amount. I hereby agree to notify the Company in writing within 30 days after the date of any such disposition. However, if I dispose of such shares at any time after the expiration of the two-year and one-year holding periods, I understand that I will be treated for federal income tax purposes as having received income only at the time of such disposition, and that such income will be treated as ordinary income only to the extent of an amount equal to the lesser of (1) the excess of the fair market value of the shares at the time of such disposition over the purchase price which I paid for the shares under the option, or (2) the excess of the fair market value of the shares over the option price, measured as if the option had been exercised on the Offering Date. The remainder of the gain or loss, if any, recognized on such disposition will be treated as capital gain or loss. The federal income tax treatment of ordinary income and capital gain and loss is described in the Company’s prospectus relating to the Stock Purchase Plan.

7.	I hereby agree to be bound by the terms of the Stock Purchase Plan. The effectiveness of this Subscription Agreement is dependent upon my eligibility to participate in the Stock Purchase Plan.

8.	In the event of my death, I hereby designate the following as my beneficiary(ies) to receive all payments and shares due me under the Stock Purchase Plan:

NAME: (Please print) ____________________________________________________________________________________
	(First)	(Middle)	(Last)
___________________________________________		_____________________________________
Relationship		_____________________________________
(Address)
NAME: (Please print) ____________________________________________________________________________________
	(First)	(Middle)	(Last)
___________________________________________		_____________________________________
Relationship		_____________________________________
(Address)
Employee’s Social
Security Number: _____________________________________

Employee’s Address:**	___________________________________________

___________________________________________

___________________________________________

I UNDERSTAND THAT THIS SUBSCRIPTION AGREEMENT SHALL REMAIN IN EFFECT THROUGHOUT SUCCESSIVE OFFERING PERIODS UNLESS TERMINATED BY ME.

Dated:	_______________________________
Signature of Employee

**	It is the participant's responsibility to notify the Company's stock administrator in the event of a change of address.